Acquisition of Bao Li Gaming Promotion Limited	12 Months Ended
Dec. 31, 2016
Bao Li Gaming [Member]
Business Acquisition Integration Restructuring and Other Related Costs
Note 11 — Acquisition of Bao Li Gaming Promotion Limited

On September 12, 2012, the Company completed the purchase of the profit interest pursuant to  a Profit Interest Purchase Agreement  (“Bao Li Purchase Agreement”) with Mr. Lou  and Mr. Lei (together, the “Bao Li Seller”), to acquire the right to 100% of the profit derived by Bao Li Gaming, effective September 1, 2012, from the promotion of the VIP gaming room at the City of Dreams Hotel and Casino in Macau for an aggregate amount of $15,000,000, of which $7,500,000 was paid upon the satisfaction of all conditions to closing and $7,500,000 paid at the closing (the “Purchase Price”). Additionally, the Company reimbursed the Seller approximately $146,026 for cash and incentive receivables acquired.

Mr. Lou and Mr. Lei have agreed to provide personal guarantees through December 31, 2015 providing for the guaranty of all obligations of Bao Li Gaming and the Seller pursuant to the Bao Li Purchase Agreement, including, but not limited to, any bad debts the Bao Li Seller network of junket agents may have incurred.

As of September 12, 2012, the total estimated purchase price of $48,007,120 consisting of $15,146,026 in cash, and estimated contingent consideration of $32,861,094 consisting of contingent cash and Ordinary Shares has been allocated based on valuations performed to determine the fair values of the acquired assets as follows:

Gaming License Deposit	$12,520
Cash and Incentive Receivables	146,026
Bad Debt Guarantee	122,381
Non-Compete agreement (fully impaired during three months ended June 30, 2016. See Note 5)	723,484
Profit interest agreement (fully impaired during three months ended June 30, 2016. See Note 5)	45,016,159
Goodwill (fully impaired during three months ended June 30, 2015)	1,986,550

Total Estimated Purchase Price	$48,007,120

In accordance with the FASB ASC Topic 805 on business combinations, a liability of $14,228,500 was recognized for the estimated acquisition fair value of the contingent consideration based on the probability of the achievement of the rolling chip turnover targets at December 31, 2015. Any change in the fair value of the acquisition-related contingent consideration subsequent to the acquisition date, including changes from events after the acquisition date, such as changes in the Group’s estimate of the rolling chip turnover expected to be achieved, will be recognized in earnings in the period that estimated fair value changes. The fair value estimate assumes probability-weighted rolling chip turnover targets are achieved over the earn-out period. Actual achievement of rolling chip turnover targets for this assumed earn-out period could reduce the liability to zero. A change in the fair value of the acquisition-related contingent consideration could have a material impact on the Group’s statement of operations and financial position in the period of change in estimate.

During the years ended December 31, 2015 and 2014, the Company recognized a gain of $5,407,770 and losses of $26,177,337, respectively, due to the change in the fair value of the contingent consideration utilizing Level 3 fair value measurements. Bao Li Gaming’s network performed well and was able to meet the basic and incremental earnout targets for the year of 2014. Management considered the monthly rolling chips turnover records from Bao Li Gaming’s network and expected that the rolling chips turnover of Bao Li Gaming’s network would continue to outperform the market and would be able to meet the basic and incremental earnout targets in the projections for year 2015. Bao Li Gaming’s network rolling chips turnover performance was better than expectation (under the projection in year of 2013). Therefore, the management adjusted the growth rates upward and contingent consideration liabilities increased accordingly.

There is no further change in fair value of contingent consideration for the year ended December 31, 2016 as Bao Li Earnout Agreement was expired as of December 31, 2015. Bao Li achieved the rolling chip turnover target ($2,500,000,000) for 2013, 2014 and 2015, and Earnout cash and Earnout Ordinary Shares earned and issued is as follows:

	Base Earnout	Base Earnout	Incremental Earnout	Incremental Earnout
Year	Cash Payments	Shares Issued	Cash Payments	Shares Issued
2013	$13,000,000	625,000	$13,000,000	625,000
2014	$13,000,000	625,000	$8,320,000	400,000
*2015	$13,000,000	625,000	$520,000	25,000

*In February 2017, it was agreed with Mr. Lou that the earnout cash payment will be set-off by certain marker receivable issued to his network agents and no future cash outflow or share issuance needed.